SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                          THE SPECTRANETICS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                                 STEVEN W. SWEET
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      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
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                                Explanatory Note
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Steven W. Sweet has established a web site in order to permit stockholders of
The Spectranetics Corporation and other interested parties to obtain access to materials filed by Mr. Sweet with the Securities and Exchange Commission, as well as other relevant material, and to facilitate communication with Spectranetics stockholders. The web site can be accessed at www.sweetproxy.com.

The contents of the web site have been previously filed with the SEC, except for the material set forth below. Any additional content on the web site will be filed with the SEC no later than the date the content is added to the web site.

The current content of the web site is as follows:

                   INITIATIVE OF STEVEN W. SWEET TO NOMINATE
                  JOHN W. (JACK) ALLGOOD & JACK A. NEWMAN, JR.
                          TO THE BOARD OF DIRECTORS OF
                                 SPECTRANETICS

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An Effort to Align the Interests of the Board of Directors with Those of the
Shareholders

E-mail Steve Sweet With Your Questions or Comments

Background of Steve Sweet

Qualifications of Nominee : Jack Allgood

Qualifications of Nominee : Jack Newman, Jr.

SEC Filings ( Last Updated : April 26, 2002 ):
        Introductory Letter to Joseph Largey dated April 25, 2002
        Preliminary Proxy filed April 26, 2002

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My Observations (Last Updated_________):

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Comments of Other Shareholders (Last Updated_________):

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                               "JACKS 'R BETTER"
                                      VOTE
                                      YOUR
                                     GREEN
                                     PROXY

The participants in this solicitation are Steven W. Sweet and his nominees, Jack Allgood and Jack Newman. Mr. Sweet will file a preliminary proxy statement with the U.S. Securities and Exchance Commission that will contain information about this solicitation and the participants. You should read the proxy statement, which when filed will be available for free on the SEC's web site at www.sec.gov, because the information in it will be important to your voting decision. Other relevent documents, including the contents of this web site, will be on file with the SEC as well. All documents relating to Mr. Sweet's solicitation of proxies are available for free on this site, or by emailing Mr. Sweet at ssweet@sweetproxy.com.
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

                                Steven W. Sweet

Steven W. Sweet initiates this proxy battle as the direct owner of 176,000 shares of Spectranetics stock, and the beneficial owner of an additional 10,000 shares of stock held in his mother's revocable trust, the Helen D. Sweet 1993 Living Trust, of which he is co-trustee. Mr. Sweet is a resident of Leawood, Kansas, and since 1979 has been the majority owner and principal operator of Fireplace & Bar-B-Q Center, a family-owned retail business. While operating that business, he was also a minority shareholder and executive officer of J.D. Reece Realtors, which grew to be the largest residential realty company in the greater Kansas City area. He terminated his relationship with J.D. Reece Realtors in 2001 when the business was sold to HomeServices of America, Inc., an affiliate of Berkshire Hathaway.

He graduated with high honors with a BBA degree from the University of Michigan (in three years) in 1970. From that time until 1979, Mr. Sweet was a tax accountant with Peat, Marwick, Mitchell & Co., being promoted to partner at the age of 28. He spent one year with Peat, Marwick's national tax practice in Washington, D.C., and the remainder of his service was in the Kansas City office. He specialized in mergers, acquisitions, incorporations, etc. and taught these subjects at the national level in Peat Marwick's internal training programs. He co-authored a treatise on the changing role of "continuity of interest" in reorganizations, which was published in the Journal of Taxation in 1976.

Mr. Sweet served on the Board of Directors of Menorah Medical Center for fourteen years and served on the Finance Committee, the Executive Committee, the Financial Planning Subcommittee, and chaired the Risk Management Committee and Audit Committee of that institution. He was also on the founding Board of Directors of the Jewish Heritage Foundation and served on its Investment Committee and chaired its Audit Committee.

          JOHN W. (JACK) ALLGOOD, CPA [PHOTO OF JOHN W. (JACK) ALLGOOD]

John W. ("Jack") Allgood, 52, is a resident of Englewood, Colorado and has been employed for the past 28 years as a Certified Public Accountant. He is currently the Chief Financial Officer of Stonegate Capital Corporation, a real estate investment and residential real estate construction and management company, and from May 2001 to December 2001, he was the Chief Financial Officer of Integrated Asset Services, Inc., an asset management and real estate valuation services company. Prior to that, Mr. Allgood was an officer and director at the Colorado accounting firm Levine, Hughes and Mithuen, Inc. (LH&M). In addition to leading the tax services group at LH&M, Mr. Allgood worked in the areas of mergers and acquisitions, business valuations, management consulting services, financial statement engagements, and litigation support for a diverse corporate clientele. Mr. Allgood practiced with three accounting firms prior to LH&M, including Price Waterhouse and his own firm of Allgood & Company, which merged with LH&M in 1988. Mr. Allgood is currently a member of the Advisory Board of Accounting, University of Northern Colorado. He is a former Chairman of the Tax Management Committee, North American Region, of Summit International Associates, Inc. (now Baker Tilly International), which provides worldwide expertise in management consulting, accounting, taxation, business valuation, and other related professional services. As a past board member with the Colorado Society of Certified Public Accounts (CSCPA), Mr. Allgood has served as the chairman of the Continuing Professional Education Board and chairman of the Continuing Professional Education Curriculum Committee. A frequent speaker on income tax and public accounting subjects, he has also served as an instructor for the MBA program at Regis Community College.

               JACK A. NEWMAN, JR. [PHOTO OF JACK A. NEWMAN, JR.]

Jack A. Newman, Jr., 54, of Leawood, Kansas, has been an executive with Cerner Corporation since 1996. Cerner is a publicly held company that supplies clinical and management information and knowledge systems to healthcare organizations worldwide. In his current role as Executive Vice President, Mr. Newman establishes innovative arrangements between Cerner and large, progressive, integrated healthcare organizations in the United States and Canada. Prior to joining Cerner, Mr. Newman served as Partner-in-Charge of the National Health Care Strategy Practice for KPMG Peat Marwick LLP. He provided consulting services to hundreds of healthcare clients in his 22-year tenure at Peat, Marwick. He holds a master's degree in public administration with a concentration in health care administration, and is a Certified Public Accountant. Mr. Newman also serves as a faculty member for the American College of Healthcare Executives, the American Hospital Association, the Health Information Management Systems Society and the Medical Group Management Association. Mr. Newman is a national speaker on the role information and knowledge systems are playing, and will increasingly play, in transforming health care.